CLEARPOINT®
NEURO

WHEN YOUR PATH IS UNCLEAR, WE POINT THE WAY.™

May 2020

FORWARD LOOKING STATEMENTS

Statements herein concerning ClearPoint Neuro, Inc. (the "Company") plans, growth and strategies may include forward-looking statements within the context of the federal securities laws. Statements regarding the Company's future events, developments and future performance, as well as management's expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. Uncertainties and risks may cause the Company's actual results to differ materially from those expressed in or implied by forward-looking statements. Particular uncertainties and risks include those relating to: future revenues from sales of the Company's ClearPoint® Neuro Navigation Platform products; the Company's ability to market, commercialize and achieve broader market acceptance for the Company's ClearPoint Neuro Navigation Platform products; COVID-19 pandemic and measures taken or that may be taken to combat the spread of the disease; and estimates regarding the sufficiency of the Company's cash resources. More detailed information on these and additional factors that could affect the Company's actual results are described in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2019, and the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2020, both of which have been filed with the Securities and Exchange Commission.

Severe Neurological Disorders Impact Millions of Patients and Families Each Year



Epilepsy



Parkinson's Disease



AADC Deficiency

Only a fraction of patients with debilitating neurological disorders are being treated surgically today

Prevalence of Neurological Disorders


Epilepsy
Parkinson's and Essential Tremor
Tumor
ICH
Huntington's Disease
ALS
Surgical Procedures

CLEARPOINT NEURO

The Movement to Minimally Invasive Procedures has Happened Everywhere Else in the Body







This transition has always had two things in common

- More patients being treated
- Procedures **enabled by live image guidance**

Traditional Stereotactic Neurosurgery is Limited

PRIMARY CHALLENGE

The Skull is not 'See Through'

- X-Ray and CT do not show structures of the brain
- Large, Metallic Navigation Frames are not compatible inside an MRI Magnet
- Surgical Image Guidance in the Operating Room is not live but rather 'Co-Registered' to the MRI
- Each Co-Registration calculation introduces error and reduces accuracy



OUR SOLUTION — PROCEDURE OVERVIEW

ClearPoint® Neuro Navigation System Platform

An MRI Compatible Navigation System Delivering Live MRI Guidance to the Procedure


ENTRY PLANNING


Frame trajectory





Decide, Guide, Treat & Confirm with Sub-millimetric Accuracy

CLEARPOINT NEURO

OUR COMPANY

ClearPoint Neuro: A Proven Platform

Key Products: FDA CE Marked Platforms

HEADQUARTERS
Irvine, CA

EMPLOYEES
50+
26+ field | 24+ production & development

2019 REVENUE*
$11.2m

CASH
$17.0m (A)

MARKET CAP
$55m (A)

GROSS MARGIN
66% (B)

U.S. PATENTS ISSUED
79
+29 pending



85% (B)
Disposables and Services
Razor / Razorblade model with 85+ % of revenue from single-use disposables and services
15%
Capital Equipment

(A) As of March 31, 2020 (B) For the year ended December 31, 2019

*Due to the unknown duration and extent of COVID-19's impact and uncertainty about how this pandemic will affect our operations, we have withdrawn 2020 guidance and will update our outlook at such time as the effects of the virus on our business become clearer.

Our Company

ClearPoint Neuro: Two Companies in One



CLEARPOINT NEURO

A focus in Neurosurgery and unparalleled clinical support



A Medical Device Company

- $100M+ Existing Market, growing > 10%
- Platform Navigation, Therapy, Confirmation
- Predictable, Growing Installed Base
- Stable 15%+ Growth

A Biologics & Drug Delivery Company

- $1B+ Potential Market, first indication in 2021
- Platform Navigation, Delivery, Quality Control
- Diversified across partners, indications
- Potentially Explosive, Step-function Growth

BROAD AND GROWING USER BASE OF LEADING NEUROSURGEONS

ClearPoint® is Installed in 60 Active Clinical Sites at Top US Hospitals and Growing


Strong Commercial Support Team is Already in Place

UC San Francisco
San Francisco VA
Stanford Univ
Lucile Packard (Stanford Children's)
UCSF Benioff Childrens
USC
UC San Diego
Univ of Colo
Univ of Utah
Univ of Arizona
Cook Children's
MD Anderson
Methodist Hosp

Texas Children's Hosp
Riverside
Henry Ford Health System
Nationwide Children's
Children's Mercy
Kansas Univ Med Center
Univ of Wisconsin
Spectrum Health
Ohio State Univ
Cincinnati Children's
Dallas Presby
Univ of Cincinnati
University of Wisconsin

Cincinnati Jewish
Univ of Michigan
Univ of Minnesota Med Ctr
Brigham & Women's
Boston Children's
Mass General
Mt Sinai West
Yale Univ
Univ of Pitt Med Center
Memorial Sloan Kettering
Hackensack Univ Med Center
Cornell
Central Du Page

Nat. Institutes of Health
Nat Children's Hospital
Children's Hosp of Philadelphia
Univ of Virginia
Emory University
Carillion
Duke University
Children's of Alabama
CHOA Scottish Rite
Willis Knighton
Mayo Clinic Jacksonville
Mayo Phoenix
Dartmouth Hitchcock

University of Pennsylvania HUP
INOVA Fairfax
Le Bonheur
Johns Hopkins
Tampa General
Cleveland Clinic
Beth Israel Deaconess

CLEARPOINT NEURO

Our MRI-guided therapy platform is currently being used to...

IMPLANT NEURO STIMULATION LEADS

- Medtronic
- St. Jude Medical
- Boston Scientific
- NeuroPace

PLACE LASER ABLATION PROBES

- Medtronic Visualase
- Monteris Medical

DELIVER BIOLOGICS AND DRUGS

- PTC Therapeutics
- Voyager Therapeutics
- Neurocrine Biosciences
- Axovant Gene Therapies
- BlueRock Therapeutics
- Lysogene
- International Stem Cell Corporation

CLPT PLATFORM RUNS ON ALL MAJOR SCANNERS

- Siemens
- GE
- Philips
- IMRIS

CAPABILITIES

Our platform enables choice of precision-guided therapies and services


2
Therapeutic Devices
Tumor Immuno-therapy
Laser Ablation Applicators
Neuro Aspiration
1
Neuro Surgery Navigation
Deep Brain Stimulation
Laser Ablation
Tumor Biopsy
3
Biologics & Drug Delivery
Field Clinical Services
Gene & Drug Delivery
Product Development Services
CLEARPOINT®
NEURO

Hardware & Software | Artificial Intelligence | Robotics

Example: **The Parkinson's Disease Patient**
Enabling Surgeons to choose the right tool for the right patient



2
Therapeutic Devices
Laser Ablation Applicators
1
Neuro Surgery Navigation
Deep Brain Stimulation
3
Biologics & Drug Delivery
Gene & Drug Delivery
CLEARPOINT

CLEARPOINT NEURO

Growth Strategy

MARKET POTENTIAL FOR PROCEDURES

Included Below	Strategic & Focused Expansion to new geographies either direct or through partners Leverage existing sales channel for other distribution opportunities (i.e. non-neuro CLS Laser Distribution)
50,000+	20+ Current non-hospital partners 7+ phase I & II Clinical Trials
50,000+	Laser Therapy (LITT) for Neurosurgery existing $25+ M Market Neuro Aspiration Market potential > $100 M
12,500+	Tumor Biopsy & Ablation
28,000+	LITT and NeuroPace for Epilepsy
15,000+	Deep Brain Stimulation (DBS) for Parkinson's

4 GLOBAL SCALE
Expansion and Leverage

3 BIOLOGICS & DRUG DELIVERY
Growth from New Markets

2 THERAPY
Growth from Existing Markets

1 NEURO NAVIGATION
2019 Base Revenue

Target Indications of > 150,000 procedures per year represents Potential Addressable Market for CLPT of $1B+

2020 — 2025

CLEARPOINT NEURO

Market Opportunity

Deep Brain Stimulation



ClearPoint® is used to accurately place leads in the appropriate targeted structure. The leads are connected in a separate procedure to a neurostimulator implanted near the collarbone.

Deep brain stimulation (DBS) uses a surgically implanted medical device, similar to a cardiac pacemaker, and leads to deliver controlled electrical stimulation to precise targeted areas in the brain.

1. Neuro Navigation

Deep Brain Stimulation

CLEARPOINT MUST FACTOR INDUSTRY CHANGES

Boston Scientific | Medtronic | Abbott | NEUROPACE

Parkinson's Patient Population (US)



1.2M
Patients with Parkinson's disease
1M
Patients diagnosed and treated (+60K newly diagnosed/year
240K
~24% eligible for DBS
12K
5% actual implants/year

Movement Disorders Neuromodulation (Global):
Currently 10% Annual Growth*



$ Thousands
$600
$650
$710
$780
2016
2017
2018
2019

DBS Procedure Volumes

- 12,500 implantations per year (US)
- 50% are replacement device procedures (battery, etc.)
- As implantations grow 10%/y, replacement procedures will decrease

*Due to the unknown duration and extent of COVID-19's impact and uncertainty about how this pandemic will affect our operations, we have withdrawn 2020 guidance and will update our outlook at such time as the effects on the virus of our business become clearer.

1. Neuro Navigation

Deep Brain Stimulation

CLEARPOINT MUST FACTOR INDUSTRY CHANGES

Boston Scientific | Medtronic | Abbott | NEUROPACE

Parkinson's Patient Population (US)

1.2M	Patients with Parkinson's disease
1M	Patients diagnosed and treated (+60K newly diagnosed/year
240K	~24% eligible for DBS
12K	5% actual implants/year



12,000
Implants/yr

6,000 are lead implants

2019
400
implants

7%
market

Current addressable U.S. market

6,000 x $12,000 / case = $72M

Growing 10%

ClearPoint Neuro Laser Therapy

LITT uses laser energy to destroy unwanted cells

Laser Interstitial Thermal Therapy (LITT) is a minimally invasive surgical technique. A laser fiber is inserted through a tiny hole in the skull and then the laser applies energy to the targeted lesion, killing unwanted cells.

MR-guided LITT includes a thermometry software system, integrated with the MRI, that precisely monitors and controls the temperature and thermal dose from that laser.



ClearPoint Neuro Laser Therapy

ClearPoint Neuro's Right to Win in MRgLITT

- ClearPoint Neuro chosen by Neurosurgeons for the most difficult Neuro LITT cases today.
- One clinical support team and a simplified workflow will accelerate growth.
- ClearPoint Neuro continues to invest in R&D pipeline.

INFLEXION™ Head Fixation Frame



TRANBERG® Laser





ClearPoint® Compatibility Kits



ClearPoint Neuro Laser Therapy

Significant Addressable Neuro Market in Epilepsy and Tumor

- Initial beachhead market -> focal, MTLE cases and the most difficult brain tumor cases.
- Then expand to multi-focal, other zones, and larger, more surface lesions.
- Ultimately extend into non-neuro applications like spine, prostate.


Focal, Mesial Temporal
Epileptic Zone 15,000
Medication
Resistant
50,000
Epilepsy
150,000


Deepest, Smallest,
Most Eloquent
Malignant
Tumor
26,000
Benign Tumor
61,000
Metastatic
Brain Tumor
200,000

ClearPoint Neuro Laser Therapy

The Current US MRgLITT Market is Small, but Strong Growth Drivers Are in Place

- Patients will continue to shift from open craniotomy to minimally invasive methods.
- Clinical evidence and payer support for LITT is growing.
- Growing acceptance from referring neurologists and neuro-oncologists.
- More providers investing in surgical MRIs.


Estimated US Neuro LITT Cases (A)
2500
2000
1500
1000
500
0
2019
2020*
2021
2022


US Neuro LITT Revenue
$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
2019
2020 *
2021
2022
Disposables Revenue
Capital Sales Revenue
Service Revenue

(A) Forecasted forward-looking case and revenue estimates

*Due to the unknown duration and extent of COVID-19's impact and uncertainty about how this pandemic will affect our operations, we have withdrawn 2020 guidance and will update our outlook at such time as the effects of the virus on our business become clearer.

Pediatric Indications

	Disorder	Description	Non-Clinical	Phase I/II Trial	Pivotal Trial	Commercial
	AADC Deficiency	Rare (<1/1,000,000) autosomal recessive disorder caused by mutations in the DDC gene leading to significant deficiencies in dopamine and other neurotransmitters. This causes severe motor dysfunction in infants and children.[1]				
	Diffuse Intrinsic Pontine Glioma (DIPG)	A more common (3.3/100,000) highly aggressive and difficult to treat brain tumor located in the brain stem. Peak incidence at 6-9 years old, symptoms can include weakness in the arms and legs, problems with gait and coordination, and problems controlling eye movement, speech, and chewing.[2]				
	Friedreich's Ataxia	A genetic, progressive, neurodegenerative movement disorder, with a typical age of onset between 10 and 15 years with a prevalence of 1/40,000 people. Initial symptoms may include unsteady posture, frequent falling, and difficulty in walking due to impaired ability to coordinate voluntary movements.[3]				
	Angelman Syndrome	A complex genetic disorder with a prevalence of 1/12,000-20,000 that primarily affects the nervous system. Characteristic features include delayed development, intellectual disability, severe speech impairment, and problems with movement and balance.[4]				

References: 1. Brun L, et al. Neurology. 2010;75:64-71. 2. Dana Farber http://www.danafarberbostonchildrens.org/conditions/brain-tumor/diffuse-pontine-glioma.aspx
3. https://rarediseases.org › rare-diseases › friedreichs-ataxia 4. https://ghr.nlm.nih.gov/condition/angelman-syndrome

CLEARPOINT NEURO

Pediatric Indications

	Disorder	Description	Non-Clinical	Phase I/II Trial	Pivotal Trial	Commercial
	Sanfilippo A (MPS IIIA)	Autosomal recessive, neurodegenerative lysosomal storage disorder affecting 1/1000,00 births. The primary disease characteristic is CNS degeneration which results in hyperactivity and mental retardation.[1]				
	Tay-Sachs (GM2 gangliosidosis)	A rare (1/201,000) autosomal recessive disorder that results in neurodegeneration in the brain and spinal cord and is classified as a lysosomal storage disorder. Symptoms can include developmental regression, exaggerated startle reaction, seizures and intellectual disability.[2]				
	GM1 gangliosidosis	Inherited genetic disorder that causes progressive neurodegeneration in the brain and spinal cord with a prevalence of 1/100,000-200,000. Onset varies from early infantile to juvenile Symptoms can include developmental regression, enlarged organs (liver/spleen), skeletal abnormalities, seizures and intellectual disability.[3]				

References: 1. Fedele AO. Sanfilippo syndrome: causes, consequences, and treatments. Appl Clin Genet. 2015;8:269–281. 2. Boston Children's Hospital http://www.childrenshospital.org/conditions-and-treatments/conditions/g/gm2-gangliosidosis
3. https://ghr.nlm.nih.gov/condition/gm1-gangliosidosis

Adult Indications

	Disorder	Description	Non-Clinical	Phase I/II Trial	Pivotal Trial	Commercial
	Glioblastoma	One of the most common and highly invasive brain neoplasms with an incidence of 2-3 new cases per 100,000. Symptoms can vary but include worsening headache, nausea, vomiting, and seizures. Treatment is difficult (and often impossible) due to the nature of the cancer type.[1, 2]				
	Parkinson's Disease	Progressive nervous system disorder affecting movement impacting 10 million people worldwide. Symptoms start gradually, with a barely noticeable tremor in just one hand. Tremors are common, but the disorder also commonly causes stiffness or slowing of movement.[3]				
	Huntington's Disease	Inherited genetic disorder that causes the progressive degeneration of nerve cells in the brain with a prevalence of 1/10,000-30,000. Symptoms have a broad impact on functional abilities and results in cognitive, movement, and psychiatric disorders.[4]				
	Amyotrophic Lateral Sclerosis (ALS)	A progressive neurodegenerative disease that affects nerve cells in the brain and spinal cord with an estimated prevalence of 5 per 100,000 in the United States with a total worldwide number of cases of 222,801 in 2015.[5]				

References: 1. Mayo Clinic https://www.mayoclinic.org/diseases-conditions/glioblastoma/cdc-20350148 2. Xu H, et al. Front Aging Neurosci. 2017;9:352 3. Mayo Clinic https://www.mayoclinic.org/diseases-conditions/parkinsons-disease/symptoms-causes/syc-20376055 4. Mayo Clinic https://www.mayoclinic.org/diseases-conditions/huntingtons-disease/symptoms-causes/syc-20356117. 5. Arthur KC, et al. Projected increase in amyotrophic lateral sclerosis from 2015 to 2040

Estimated $1.5B* Market Opportunity As Platform for Gene Therapy


PATIENT TREATMENT OPPORTUNITY / YEAR
1,000
500
AADC Deficiency
~$12M[1]
ESTIMATED LAUNCH SEQUENCE
2021
2022

AADC Deficiency syndrome: Rare autosomal recessive disorder caused by mutations in the DDC gene leading to significant deficiencies in dopamine and other neurotransmitters. This causes severe motor dysfunction in infants and children.[2]

Estimated WW prevalence	**5,000 – 10,000**
Estimated new cases / year	**500 – 1,000**
Potential Revenue / case	**2 x SmartFrames + 2 x SmartFlows = $12,000 / case**
Potential Revenue from new cases each year	**$12.0M**



1. PTC Therapeutics Webcast at 38th Annual J.P. Morgan Healthcare Conference Jan 15, 2020 2. Brun L, et al. Neurology. 2010;75:64-71
* Addressable market based on potential case volume.

Estimated $1.5B* Market Opportunity As Platform for Gene Therapy


100,000
10,000
5,000
1,000
500
PATIENT TREATMENT OPPORTUNITY/YEAR
AADC Deficiency
~$12M[1]
MPS IIIA
Sanfilippo Syndrome
~$5M[2]
ESTIMATED LAUNCH SEQUENCE
2021
2022
2023

Sanfilippo Syndrome: Autosomal recessive, neurodegenerative lysosomal storage disorder affecting 1/100,000 births. The primary disease characteristic is CNS degeneration which results in hyperactivity and mental retardation.[1]

Estimated WW prevalence	**2,500-3,000**
Estimated new cases / year	**500**
Potential Revenue / case	**Multiple SmartFlow Cannulas Approx. $10,000 / case**
Potential Revenue from new cases each year	**$5.0M**

1. Fedele AO. Sanfilippo syndrome: causes, consequences, and treatments. Appl Clin Genet. 2015;8:269–281. 2. Lysogene Corporate Presentation at 38th Annual J.P. Morgan Healthcare Conference on Jan 13, 2020
* Addressable market based on potential case volume.

3. Biologics & Drug Delivery

Estimated $1.5B* Market Opportunity As Platform for Gene Therapy



PATIENT TREATMENT OPPORTUNITY / YEAR
100,000
10,000
5,000
1,000
500
AADC Deficiency
~$12M1
Friedreich's
Ataxia
~$60M1
MPS IIIA
Sanfilippo Syndrome
~$5M2
ESTIMATED
LAUNCH
SEQUENCE
2021
2022
2023

Friedreich's Ataxia: A genetic, progressive, neurodegenerative movement disorder, with a typical age of onset between 10 and 15 years with a prevalence of 1/40,000 people. Initial symptoms may include unsteady posture, frequent falling, and progressive difficulty in walking due to impaired ability to coordinate voluntary movements.[1]

Estimated WW prevalence	~65,000
Estimated new cases / year	~6,000
Potential Revenue / case	2 x SmartFrames + 2 x SmartFlows = $12,000 / case
Potential Revenue from new cases each year	$60M

1. https://rarediseases.org › rare-diseases › friedreichs-ataxia 2. Lysogene Corporate Presentation at 38th Annual J.P. Morgan Healthcare Conference on Jan 13, 2020
* Addressable market based on potential case volume.

CLEARPOINT NEURO

3. Biologics & Drug Delivery

Estimated $1.5B* Market Opportunity As Platform for Gene Therapy



Glioblastoma
~$2.4B[5]
Parkinson's Disease
~$1.2B[3]
Huntington Disease
~$120M[3]
ALS
~$120M[4]
Angelman Syndrome
~$72M[1]
Friedreich's Ataxia
~$60M[1]
AADC Deficiency
~$12M[1]
MPS IIIA Sanfilippo Syndrome
~$5M[2]
PATIENT TREATMENT OPPORTUNITY/YEAR
200,000
100,000
10,000
5,000
1,000
500
ESTIMATED LAUNCH SEQUENCE
2021
2022
2023
2024
2025

1. PTC Therapeutics Webcast at 38th Annual J.P. Morgan Healthcare Conference Jan 15, 2020, 2. Lysogene Corporate Presentation at 38th Annual J.P. Morgan Healthcare Conference on Jan 13, 2020 3. Voyager Therapeutics January 2020 Corporate Presentation https://ir.voyagertherapeutics.com/static-files/35616e0b-29fe-4c6d-8bee-fd00295c8e51 4. Arthur KC, et al. Projected increase in amyotrophic lateral sclerosis from 2015 to 2040. Nat Commun. 2016;7:12408. 5. https://www.aans.org/en/Patients/Neurosurgical-Conditions-and-Treatments/Glioblastoma-Multiforme

* Addressable market based on potential case volume.

CLEARPOINT NEURO

4. Global Scale

Achieve Global Scale and Progress Toward Profitability

Established Sales Channel capable of distributing other surgical products

- Current Revenue for non-neuro CLS Laser Applicators

Manufacturing Facility in Irvine capable of producing 5x current demand with existing footprint

CE Mark labeling for targeted global expansion when time is right

- Expecting to perform cases in Europe in 2020



Financials

2013 - 2019

Growth in Case Volume and Revenue


Case Volume Growth 2013-2019
32.7%
CAGR
163
267
380
503
629
670
801
2013
2014
2015
2016
2017
2018
2019


Disposables
Biologics and Drug Delivery
Capital & Service
$ Thousands
$938
$67
$2,600
$1,097
$117
$3,380
$980
$771
$3,998
$1,471
$676
$5,233
$913
$1,127
$5,313
$11,200
$1,662
$2,574
$6,884
2014
2015
2016
2017
2018
2019

2015 - 2019

Cash Flow From Operations


2015
2016
2017
2018
2019
$(8,637)
$(5,819)
$(5,993)
$(4,638)
$(2,850)
CASH AT
March 31, 2020
$17.0 million

Executive Summary

Unique Platform technology enabling Precision MRI-Guided Therapies to restore quality of life for some of the most debilitating disorders

85%+ of forecast revenue from single-use, high-margin disposables

Large, Growing installed base in 60 of 250+ leading Neurology centers in U.S.

Pipeline of new revenue streams from product improvements, biologic and drug delivery partnerships, and standalone therapy products

Procedure volume has grown 33%+ CAGR from 2013-2019

Total potential addressable market > $1B for our products and pipeline

A passionate team of embedded scientists and specialists

CLEARPOINT NEURO

CLEARPOINT®
NEURO

